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                                                                     EXHIBIT 4.7



                              CERTIFICATE OF TRUST
                                       OF
                               CC FUNDING TRUST I


     THIS CERTIFICATE OF TRUST of CC Funding Trust I (the "TRUST"), dated as of November 27, 2001, is being duly executed and filed by the undersigned, as trustees, with the Secretary of State of the State of Delaware to form a business trust under the Delaware Business Trust Act (12 DEL. CODE '3801 ET SEQ.).

     1. NAME. The name of the business trust being formed hereby is "CC Funding Trust I."

     2. DELAWARE TRUSTEE. The name and business address of the trustee of the Trust with a principal place of business in the State of Delaware are as follows: The Bank of New York (Delaware), 700 White Clay Center, Route 273, Newark, DE 19711.

     3. EFFECTIVE DATE. This Certificate of Trust shall be effective at the time of its filing with the Secretary of State of the State of Delaware.

     4. COUNTERPARTS. This Certificate of Trust may be executed in one or more counterparts.



                           [SIGNATURE PAGE TO FOLLOW]



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     IN WITNESS WHEREOF, the undersigned, being all of the trustees of the Trust at the time of filing of this Certificate of Trust, have executed this Certificate of Trust as of the date first above written.



                                       THE BANK OF NEW YORK
                                       (DELAWARE),
                                       as Delaware Trustee


                                       By:    /s/ WILLIAM T. LEWIS
                                           ----------------------------
                                           Name:    William T. Lewis
                                           Title:   Senior Vice President


                                       THE BANK OF NEW YORK,
                                       as Property Trustee


                                       By:    /s/ PAUL J. SCHMALZEL
                                           ----------------------------
                                           Name:    Paul J. Schmalzel
                                           Title:   Vice President



                                       WENDY L. AUMILLER,
                                       as Administrative Trustee


                                       By:    /s/ WENDY L. AUMILLER
                                           ----------------------------


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